Exhibit 21
Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 3, 1995, Thermo Instrument Systems Inc. owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
      Analytical Instrument Development, Inc.         Pennsylvania       100
      Bettigole Andrews & Clark, Inc.                 New York           100
        N. H. Bettigole Co., Inc.                     Delaware           100
        N. H. Bettigole, P.A.                         New Jersey         100
        N. H. Bettigole, P.C.                         New York           100
      CIDTEC Acquisition Corp.                        New York           100
      Eberline Analytical Corporation                 New Mexico         100
      Eberline Instrument Company Limited             United Kingdom     100
      Eberline Instrument Corporation                 New Mexico         100
      Epsilon Industrial Inc.                         Texas              100
      Fellows, Read & Associates, Inc.                New Jersey         100
      Finnigan Corporation                            Virginia           100
        Finnigan Instruments, Inc.                    New York           100
        Finnigan International Sales, Inc.            California         100
        Finnigan MAT China, Inc.                      California         100
        Finnigan MAT (Delaware), Inc.                 Delaware           100
        Finnigan MAT Instruments, Inc.                Nevada             100
        Finnigan MAT International Sales, Inc.        California         100
        Finnigan MAT (Nevada), Inc.                   Nevada             100
           Finnigan MAT AG                            Switzerland        100
           Finnigan MAT Canada, Ltd.                  Canada             100
           Finnigan MAT GmbH                          Germany            100
           Finnigan MAT Ltd.                          United Kingdom     100
             Finnigan MAT AB                          Sweden             100
           Finnigan MAT S.A.R.L.                      France             100
           Finnigan MAT S.R.L.                        Italy              100
             Thermo Separation Products S.R.L.        Italy              100
           Thermo Instruments Australia Pty. Limited  Australia          100
        Finnigan Properties, Inc.                     California         100
      Gamma-Metrics                                   California         100
        Gamma-Metrics International F.S.C. Inc.       Guam               100
      Gas Tech Inc.                                   California         100
        Gas Tech Australia, Pty. Ltd.                 Australia          50
        Gas Tech Partnership                          California         50*
        Gastech Instruments Canada Ltd.               Canada             100
      Houston Atlas Inc.                              Texas              100
      National Nuclear Corporation                    California         100
      Nicolet Instrument Corporation                  Wisconsin          100
        Nicolet Instrument Canada, Inc.               Canada             100
        Nicolet Instrument Limited                    United Kingdom     100
        Nicolet Instrument S.A.R.L.                   France             100
        Nicolet Japan K.K.                            Japan              100
        Project Phoenix of Madison, Inc.              Wisconsin          100
        Spectra-Tech, Europe Limited                  United Kingdom     100
        Spectra-Tech, Inc.                            Wisconsin          100
        ThermoSpectra Corporation                     Delaware         85.67**
           Beleggingsmaatschappij Zeis B.V.           Netherlands        100
                                                                  Page 1PAGE

Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 3, 1995, Thermo Instrument Systems Inc. owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
             Bakker Electronics Dongen B.V.           Netherlands        100
                Bakker Electronics Limited            United Kingdom     100
           Nicolet Instrument Technologies Inc.       Wisconsin          100
           NORAN Instruments Inc.                     Wisconsin          100
      Normandeau Associates, Inc.                     New Hampshire      100
      Skinner & Sherman, Inc.                         Massachusetts      100
        Skinner & Sherman Laboratories, Inc.          Massachusetts      100
        Skinner & Sherman Technology, Inc.            Massachusetts      100
      Spectrace Instruments Inc.                      California         100
      TEV Administrative Services Corporation         Delaware           100
      Thermo BioAnalysis Corporation`                 Delaware           100
      Thermo Consulting Engineers Inc.                Delaware           100
        George A. Schock &  Associates, Inc.          New Jersey         100
        Jennison Engineering, Inc.                    Vermont            100
      Thermo Environmental Instruments Inc.           California         100
        MIE Acquisition, Inc.                         Massachusetts      100
      Thermo Instrument Controls Inc.                 Delaware           100
      Thermo Instrument Systems Japan Holdings, Inc.  Delaware           100
        Nippon Jarrell-Ash Company, Ltd.              Japan              100
      Thermo Instruments do Brasil Ltda.              Brazil             100
      Thermo Instruments F.S.C. Inc.                  U.S. Virgin        100
                                                      Islands
      Thermo Jarrell Ash Corporation                  Massachusetts      100
        Baird Analytical Instrr Tech Co. Beijing Ltd. China              100
        Baird DD Brazil Representacoes Ltda.          Brazil             100
        Scientific Measurement Systems Inc.           Colorado           100
        Thermo Instrument Systems (F.E.) Limited      China              100
        Thermo Instruments (Canada) Inc.              Canada             100
           Eberline Instruments (Canada) Ltd.         Canada             100
      Thermo Separation Products AG                   Switzerland        100
      Thermo Separation Products Inc.                 Delaware           100
        Thermo Instrument Systems (France) S.A.       France             100
           Thermo Separation Products S.A.            France             100
        Thermo Separation Products K.K.               Japan              100
      TMA/Hanford, Inc.                               Washington         100
      TMA/NORCAL Inc.                                 California         100
      TN Technologies Inc.                            Texas              100
      Van Hengel Holding B.V.                         Netherlands        100
        Baird Europe B.V.                             Netherlands        100
        Baird France S.A.R.L.                         France             100
        Thermo Electron Limited                       United Kingdom     100
           Planweld Limited                           United Kingdom     100
             Hilger Analytical Limited                United Kingdom     100
        Thermo Instrument Systems B.V.                Netherlands        100
           Hilkomij B.V.                              Netherlands        100
           NORAN Instruments B.V.                     Netherlands        100
                                                               Page 2PAGE

Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 3, 1995, Thermo Instrument Systems Inc. owned the following companies:

                                                         STATE OR
                                                       JURISDICTION
                                                            OF       PERCENT OF
                         NAME                          INCORPORATION  OWNERSHIP
- -------------------------------------------------------------------------------
           Thermo Automation Services  (ThAS) B.V.    Netherlands        100
           Van Oortmerssen B.V.                       Netherlands        100
        Thermo Instrument Systems GmbH                Germany            100
           Eberline Instruments GmbH                  Germany            100
           Nicolet Instrument GmbH                    Germany            100
           NORAN Instruments GmbH                     Germany            100
           Thermo Instruments GmbH                    Germany            100
           Thermo Separation Products GmbH            Germany            100
        Thermo Jarrell Ash (Europe) B.V.              Netherlands        100
        Thermo Jarrell Ash, S.A.                      Spain              100
        Thermo Separation Products B.V.               Netherlands        100
           Thermo Separation Products B.V. B.A.       Belgium            100
      Westronics Inc.                                 Texas              100

 * Joint Venture/Partnership                      ** As of 12/31/94